Please file this Prospectus Supplement with your records.


                 STRONG HERITAGE MONEY FUND
             STRONG MUNICIPAL MONEY MARKET FUND
               STRONG MUNICIPAL ADVANTAGE FUND
                    STRONG ADVANTAGE FUND

       Supplement to the Prospectus dated July 1, 1997


STRONG MUNICIPAL ADVANTAGE FUND

Effective January 1, 1998, the Strong Municipal Advantage Fund intends to invest up to 10% of its net assets in non-investment grade debt obligations (otherwise known as high-yield (high-risk) securities or "junk bonds") that are rated in the fifth-highest rating category (e.g., BB by Standard & Poor's Ratings Group) or unrated securities of comparable quality. BB securities compose the tier immediately below investment grade and are considered the least speculative non-investment grade security. Please see pages I-17 through I-18 of the Fund's prospectus for information on high-yield (high-risk) securities.


    This Prospectus Supplement is dated October 24, 1997.